                     MORGAN STANLEY INSTITUTIONAL FUND, INC.

                          ARTICLES SUPPLEMENTARY TO THE
                      ARTICLES OF AMENDMENT AND RESTATEMENT

         MORGAN STANLEY INSTITUTIONAL FUND, INC. (the "Corporation"), a corporation organized under the laws of the State of Maryland, having its principal place of business at 1221 Avenue of the Americas, New York, NY 10020, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

         SECOND: The Board of Directors of the Corporation at a meeting duly convened and held on October 18, 2001 adopted a resolution adding one portfolio and increasing the total number of shares of stock which the Corporation shall have the authority to issue from forty billion, five hundred thousand (40,500,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of forty million, five hundred thousand dollars ($40,500,000) designated and classified in thirty-three portfolios as follows:

                                                                      NUMBER OF SHARES OF COMMON STOCK
NAME OF CLASS                                                         CLASSIFIED AND ALLOCATED
-------------                                                         ------------------------
Money Market Portfolio - Class A                                      4,000,000,000 shares
Money Market Portfolio - Class B                                      2,000,000,000 shares
Municipal Money Market Portfolio - Class A                            4,000,000,000 shares
Small Company Growth Portfolio - Class A                              500,000,000 shares
Small Company Growth Portfolio - Class B                              500,000,000 shares
International Equity Portfolio - Class A                              500,000,000 shares
International Equity Portfolio - Class B                              500,000,000 shares
Value Equity Portfolio - Class A                                      500,000,000 shares
Value Equity Portfolio - Class B                                      500,000,000 shares
Fixed Income Portfolio - Class A                                      500,000,000 shares
Fixed Income Portfolio - Class B                                      500,000,000 shares
Balanced Portfolio - Class A                                          500,000,000 shares
Balanced Portfolio - Class B                                          500,000,000 shares
Global Equity Portfolio - Class A                                     500,000,000 shares
Global Equity Portfolio - Class B                                     500,000,000 shares
Global Fixed Income Portfolio - Class A                               500,000,000 shares
Global Fixed Income Portfolio - Class B                               500,000,000 shares
European Equity Portfolio - Class A                                   500,000,000 shares
European Equity Portfolio - Class B                                   500,000,000 shares
Equity Growth Portfolio - Class A                                     500,000,000 shares
Equity Growth Portfolio - Class B                                     500,000,000 shares
Asian Equity Portfolio - Class A                                      500,000,000 shares
Asian Equity Portfolio - Class B                                      500,000,000 shares

Active International Allocation Portfolio - Class A                   500,000,000 shares
Active International Allocation Portfolio - Class B                   500,000,000 shares
International Small Cap Portfolio - Class A                           1,000,000,000 shares
High Yield Portfolio - Class A                                        500,000,000 shares
High Yield Portfolio - Class B                                        500,000,000 shares
Emerging Markets Portfolio - Class A                                  500,000,000 shares
Emerging Markets Portfolio - Class B                                  500,000,000 shares
Small Cap Value Equity Portfolio - Class  A                           500,000,000 shares
Small Cap Value Equity Portfolio - Class B                            500,000,000 shares
Emerging Markets Debt Portfolio - Class A                             500,000,000 shares
Emerging Markets Debt Portfolio - Class B                             500,000,000 shares
Mortgage-Backed Securities Portfolio - Class A                        500,000,000 shares
Mortgage-Backed Securities Portfolio - Class B                        500,000,000 shares
Municipal Bond Portfolio - Class A                                    500,000,000 shares
Municipal Bond Portfolio - Class B                                    500,000,000 shares
Japanese Equity Portfolio - Class A                                   500,000,000 shares
Japanese Equity Portfolio - Class B                                   500,000,000 shares
Gold Portfolio - Class A                                              500,000,000 shares
Gold Portfolio - Class B                                              500,000,000 shares
China Growth Portfolio - Class A                                      500,000,000 shares
China Growth Portfolio - Class B                                      500,000,000 shares
Latin American Portfolio - Class A                                    500,000,000 shares
Latin American Portfolio - Class B                                    500,000,000 shares
Focus Equity Portfolio - Class A                                      500,000,000 shares
Focus Equity Portfolio - Class B                                      500,000,000 shares
U.S. Real Estate Portfolio - Class A                                  500,000,000 shares
U.S. Real Estate Portfolio - Class B                                  500,000,000 shares
MicroCap Portfolio - Class A                                          500,000,000 shares
MicroCap Portfolio - Class B                                          500,000,000 shares
International Magnum Portfolio - Class A                              500,000,000 shares
International Magnum Portfolio - Class B                              500,000,000 shares
Technology Portfolio - Class A                                        500,000,000 shares
Technology Portfolio - Class B                                        500,000,000 shares
U.S. Equity Plus Portfolio - Class A                                  500,000,000 shares
U.S. Equity Plus Portfolio - Class B                                  500,000,000 shares
Asian Real Estate Portfolio - Class A                                 500,000,000 shares
Asian Real Estate Portfolio - Class B                                 500,000,000 shares
European Real Estate Portfolio - Class A                              500,000,000 shares
European Real Estate Portfolio - Class B                              500,000,000 shares

to forty one billion, five hundred thousand ($41,500,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of forty one million, five hundred thousand dollars ($41,500,000) and designated and classified in thirty-four portfolios as follows:

                                                                       NUMBER OF SHARES OF COMMON STOCK
NAME OF CLASS                                                          CLASSIFIED AND ALLOCATED
-------------                                                          ------------------------
Money Market Portfolio - Class A                                       4,000,000,000 shares
Money Market Portfolio - Class B                                       2,000,000,000 shares
Municipal Money Market Portfolio - Class A                             4,000,000,000 shares
Small Company Growth Portfolio - Class A                               500,000,000 shares
Small Company Growth Portfolio - Class B                               500,000,000 shares
International Equity Portfolio - Class A                               500,000,000 shares
International Equity Portfolio - Class B                               500,000,000 shares
Value Equity Portfolio - Class A                                       500,000,000 shares
Value Equity Portfolio - Class B                                       500,000,000 shares
Fixed Income Portfolio - Class A                                       500,000,000 shares
Fixed Income Portfolio - Class B                                       500,000,000 shares
Balanced Portfolio - Class A                                           500,000,000 shares
Balanced Portfolio - Class B                                           500,000,000 shares
Emerging Markets Advisory Portfolio - Class A                          500,000,000 shares
Global Equity Portfolio - Class A                                      500,000,000 shares
Global Equity Portfolio - Class B                                      500,000,000 shares
Global Fixed Income Portfolio - Class A                                500,000,000 shares
Global Fixed Income Portfolio - Class B                                500,000,000 shares
Global Franchise Portfolio - Class A                                   500,000,000 shares
Global Franchise Portfolio - Class B                                   500,000,000 shares
European Equity Portfolio - Class A                                    500,000,000 shares
European Equity Portfolio - Class B                                    500,000,000 shares
Equity Growth Portfolio - Class A                                      500,000,000 shares
Equity Growth Portfolio - Class B                                      500,000,000 shares
Asian Equity Portfolio - Class A                                       500,000,000 shares
Asian Equity Portfolio - Class B                                       500,000,000 shares
Active International Allocation Portfolio - Class A                    500,000,000 shares
Active International Allocation Portfolio - Class B                    500,000,000 shares
International Small Cap Portfolio - Class A                            1,000,000,000 shares
High Yield Portfolio - Class A                                         500,000,000 shares
High Yield Portfolio - Class B                                         500,000,000 shares
Emerging Markets Portfolio - Class A                                   500,000,000 shares
Emerging Markets Portfolio - Class B                                   500,000,000 shares
Small Cap Value Equity Portfolio - Class A                             500,000,000 shares
Small Cap Value Equity Portfolio - Class B                             500,000,000 shares
Emerging Markets Debt Portfolio - Class A                              500,000,000 shares
Emerging Markets Debt Portfolio - Class B                              500,000,000 shares
Mortgage-Backed Securities Portfolio - Class A                         500,000,000 shares
Mortgage-Backed Securities Portfolio - Class B                         500,000,000 shares
Municipal Bond Portfolio - Class A                                     500,000,000 shares
Municipal Bond Portfolio - Class B                                     500,000,000 shares
Japanese Equity Portfolio - Class A                                    500,000,000 shares

Japanese Equity Portfolio - Class B                                    500,000,000 shares
Gold Portfolio - Class A                                               500,000,000 shares
Gold Portfolio - Class B                                               500,000,000 shares
China Growth Portfolio - Class A                                       500,000,000 shares
China Growth Portfolio - Class B                                       500,000,000 shares
Latin American Portfolio - Class A                                     500,000,000 shares
Latin American Portfolio - Class B                                     500,000,000 shares
Focus Equity Portfolio - Class A                                       500,000,000 shares
Focus Equity Portfolio - Class B                                       500,000,000 shares
U.S. Real Estate Portfolio - Class A                                   500,000,000 shares
U.S. Real Estate Portfolio - Class B                                   500,000,000 shares
MicroCap Portfolio - Class A                                           500,000,000 shares
MicroCap Portfolio - Class B                                           500,000,000 shares
International Magnum Portfolio - Class A                               500,000,000 shares
International Magnum Portfolio - Class B                               500,000,000 shares
Technology Portfolio - Class A                                         500,000,000 shares
Technology Portfolio - Class B                                         500,000,000 shares
U.S. Equity Plus Portfolio - Class A                                   500,000,000 shares
U.S. Equity Plus Portfolio - Class B                                   500,000,000 shares
Asian Real Estate Portfolio - Class A                                  500,000,000 shares
Asian Real Estate Portfolio - Class B                                  500,000,000 shares
European Real Estate Portfolio - Class A                               500,000,000 shares
European Real Estate Portfolio - Class B                               500,000,000 shares

         THIRD: Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Amendment and Restatement.

         FOURTH: The description of the shares of stock designated and classified as set forth above, including any preference, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Amendment and Restatement and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement.

         IN WITNESS WHEREOF, MORGAN STANLEY INSTITUTIONAL FUND, INC. has caused these Articles Supplementary to the Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested by its Secretary on this 18th day of October, 2001.

                    MORGAN STANLEY INSTITTUTIONAL FUND, INC.

                                                      By: /s/ Ronald E. Robison
                                                          ---------------------
                                                              Ronald E. Robison
                                                              President

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Attest
/s/ Mary E. Mullin
--------------------
Mary E. Mullin
Secretary

                  THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of said corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                                      By: /s/ Ronald E. Robison
                                                          ---------------------
                                                          Ronald E. Robison
                                                          President